Exhibit 10.3

NORTHWEST BIOTHERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made as of ____________, 2017, by and among Northwest Biotherapeutics, Inc., a Delaware corporation (the “Company”), and ____________, the purchaser identified on the signature pages hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective S-3 registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

I.	Purchase and Sale

A.	The Purchaser hereby agrees to purchase at the Closing (as defined below) and the Company agrees, subject to the accuracy of the representations of the Purchaser set forth in Part III, to sell and issue to the Purchaser at the Closing the number of Offered Securities set forth below at a purchase price of $1.70 per share for 58,824 shares of Series A Convertible Preferred Stock (as set forth below in column A below, each Series A Convertible Preferred share convertible in accordance with the Certificate of Designations into 10 common shares priced at 17 cents per share for 588,235 shares as calculated in Column B below, and a two year Class D-1 Warrant with a number of exercise shares equal to the number of converted common shares (588,235 shares) as calculated in Column C below, with an exercise price of 22 cents per share ($0.22). The aggregate subscription price to be paid by the Purchaser in respect of all the Offered Securities to be purchased pursuant to this Agreement is One Hundred Thousand Dollars ($100,000) (the “Aggregate Purchase Price”) as indicated in Column D below. The Series A Preferred Shares, the shares of Common Stock and the Warrants to be issued to the Purchaser upon the purchase of the Series A Preferred Shares to be issued at the closing pursuant to this Agreement are collectively referred to as the “Offered Securities.”

	(A)	(B)	(C)	(D)
Name and Address	Number of Shares of Series A Convertible Preferred Shares Being Issued	Number of Common Shares Upon Conversion	Number Of Class D-1 Warrants	Subscription Price For Series A Preferred Shares and Class D-1 Warrants
		(Equal to Column (A) multiplied by 10)	(Equal to Column (A) multiplied by 10)	(Equal to Column (A) multiplied by $1.70)
	58,824	588,235	588,235	$100,000

B.	The delivery to the Purchaser of the Offered Securities being sold pursuant to this Agreement shall, subject to satisfaction of the Company’s obligations to sell the Offered Securities pursuant to the Agreement as set forth herein and payment in full by the Purchaser of the Aggregate Purchase Price, take place on such date as the Company and Purchaser may agree (such date, the “Closing”). At the Closing, the Company shall deliver to each Purchaser (i) the Certificate of Designations with respect to the Series A Convertible Preferred Shares, containing the specific terms and procedures for converting to Common Shares, and (ii) certificates representing the Class D-1 Warrants being purchased by such Purchaser at such Closing, against payment of the purchase price therefor by wire transfer to a bank account designated by the Company.

C.	The obligations of the Company to issue and sell Offered Securities to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: (i) no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement, (ii) the representations and warranties of the Purchaser contained in Part III shall be true and correct in all respects as of the date of this Agreement and as of the date of Closing, and (iii) the adoption and filing by the Company with the Secretary of State the Certificate of Designations relating to the Offered Securities in a form and reflecting terms reasonably acceptable to the purchaser and to the Company.

II.	The Company hereby represents and warrants to the Purchaser that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) all corporate action required to be taken by the Company to authorize the issuance of the Offered Securities at the Closing has been taken or will be taken prior to the Closing, (iii) the Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the shares of Common Stock and Warrants which the convertible Preferred Stock can be converted into, upon issuance in accordance with the terms of this Agreement and the Certificate of Designations, will be validly issued, fully paid and non-assessable, and when issued, will constitute valid and binding obligations of the Company.

III.	The Purchaser hereby represents, and warrants to the Company and agrees that:

(please check each box and write in your initials to confirm your agreement)

☐            Residency: The Purchaser is a legal resident of the State of Kansas.

Initials: _______________

☐          Current Stockholder: As of the date hereof the Purchaser is, and for at least the last three months has been, a stockholder of the Company. Initials: ______________________

☐           Institutional Accredited Investor Status: The Purchaser is an Institutional Accredited Investor as such term is defined pursuant to Regulation D promulgated under the Securities Act and has completed and signed the Accredited Investor Questionnaire attached to this Agreement as Exhibit C, the terms of which shall be deemed part of this Part III. Initials: _____________________

☐          Nature of Investor’s Business:  The Purchaser is or holds itself out as being engaged primarily in the business of investing, reinvesting and/or trading in securities.   Initials:  _____________________

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Name:

____________________________________________________________

Name of Authorized Signatory:

_____________________________________________________________

Title of Authorized Signatory:

______________________________________________________________

Signature of Authorized Signatory of Purchaser:

_______________________________________________

Email Address of Authorized

Signatory:______________________________________________________

Facsimile Number of Authorized Signatory:

___________________________________________________

Address of Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $100,000

Preferred Shares: 58,824

Class D-1 Warrant Shares: 588,235

EIN Number: ___________________________

3

Acknowledged and agreed to:

NORTHWEST BIOTHERAPEUTICS, INC.
a Delaware corporation

By:	/s/ Leslie J. Goldman
Name:	Leslie J. Goldman
Title:	Senior Vice President

[Signature Page to Northwest Biotherapeutics, Inc. Subscription Agreement]

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EXHIBIT A

FORM OF SERIES A PREFERRED

CERTIFICATE OF DESIGNATIONS

A-1

EXHIBIT B

FORM OF VOTING AGREEMENT

B-1

EXHIBIT C

ACCREDITED INVESTOR STATUS

The Purchaser must initial the applicable item below to indicate which method it will use to verify its status as an institutional “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, and to make any necessary representations and warranties in connection with the verification of its status as an institutional accredited investor. The Purchaser agrees that it will provide the Company with such documentation as the Company may reasonably request in connection with the representations of the Purchaser as to its accredited investor status.

At least one of the following must be applicable and initialed to participate in the offering.

FOR INDIVIDUALS INVESTING

(Please initial as appropriate)

(A)	Individuals

Initial	1.

The Investor has an individual net worth in excess of $1,000,000 and represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of net worth in such Investor’s net worth documentation.

In calculating net worth for purposes of this Item 1 or Item 2 below:

(i)	the Investor’s primary residence is not included as an asset;

(ii)	indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, is not included as a liability; and

(iii)	indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of such primary residence is included as a liability.

Initial	2.	The Investor has joint net worth with his or her spouse, in excess of $1,000,000 and (please initial (a) and (b) below)

(a)	such Investor represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of such Investor's net worth: please initial here:_______________ AND

(b)	such Investor's spouse represents and warrants that he or she has disclosed all liabilities necessary to make a determination of his or her net worth: please initial here:_______________

Initial	3.	The Investor had individual income (exclusive of any income attributable to his or her spouse) of more than $200,000 in each of the past two years, and represents and warrants that such Investor reasonably expects to reach the same income level in the current year.

Initial	4.	The Investor had joint income with his or her spouse of more than $300,000 in each of the past two years and

(a)

such Investor represents and warrants that he or she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor please initial here:_______________

AND

(b)

such Investor’s spouse represents and warrants that he or she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor please initial here:_______________

FOR CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS OR IRA

(Please initial as appropriate)

(B)	Corporations, Partnerships, Limited Liability Companies, Employee Benefit Plans or IRA

1.	Has the subscribing entity been formed for the specific purpose of investing in the Offered Securities? _____________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to statement (2) below in order to qualify as an "accredited investor."

The undersigned entity certifies that it is an “accredited investor” because it is:

(a)       _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b)       _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

(c)       _______ each of its shareholders, partners, or beneficiaries meets at least one of the conditions described above under Section II, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

(d)       _______ the plan is a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Section II, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

(e)       _______ a corporation, a partnership, limited liability company, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

2.	If the answer to Question B.1. above is “Yes,” please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Section II, A, Individual Accounts. Please also CHECK the appropriate space in that section.

(C)	Trust Accounts

1.	Has the subscribing entity been formed for the specific purpose of investing in the Offered Securities? _______________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)_______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;” or (Note: Complete Section 2 below to show that the investment decision was made by a “sophisticated person”); or

(b)_______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity.

Purchaser:

Name of Authorized Signatory:

_____________________________________________________________

Title of Authorized Signatory:

______________________________________________________________

Signature of Authorized Signatory of Purchaser:

_______________________________________________